UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 22, 2006

                       THE MANAGEMENT NETWORK GROUP, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                       0-27617                48-1129619
          -----------                    ----------             --------------

(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

           7300 College Boulevard, Suite 302, Overland Park, KS 66210

               (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code        (913) 345-9315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01      Entry into a Material Definitive Agreement

     On December 22, 2006, we entered into a Share Purchase Agreement with the shareholders (the "selling shareholders") of Cartesian Limited, a United Kingdom company ("Cartesian"), pursuant to which we have agreed to purchase 100% of the outstanding stock of Cartesian from the selling shareholders for a total expected purchase price of approximately $4.9 million plus approximately $2.4 million for excess working capital making the total value of the transaction at closing approximately $7.3 million, plus up to approximately $7.8 million in potential future earnout consideration based upon the performance of Cartesian after the closing date. The consideration is expressed and payable in cash in British pounds. The selling shareholders will continue to be employed by and will manage Cartesian after the closing date pursuant to written employment agreements. The selling shareholders' transaction costs will be paid by TMNG. TMNG will assume all liabilities (including pension liabilities) of Cartesian, subject to certain tax indemnities on the part of the selling shareholders. Additional information with respect to the transaction is contained in the press release attached as Exhibit 99.1 to this report.

     We expect to close the transaction in early January 2007. There can be no assurance the transaction will close.

Item 9.01      Financial Statements and Exhibits

     (d)  EXHIBITS

EXHIBIT NUMBER                      DESCRIPTION
--------------------                -------------------

99.1                                Press Release dated December 28, 2006



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE MANAGEMENT NETWORK GROUP, INC.
                                                      (Registrant)

Date:  December 29, 2006        By:   /s/Donald E. Klumb
                                      --------------------------------------
                                      Donald E. Klumb
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION
--------------------                -------------------

99.1                                Press Release dated December 28, 2006